AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Operating Revenues
Service	$37,051	$41,023	(9.7)%	$75,934	$81,707	(7.1)%
Equipment	3,899	3,934	(0.9)%	7,795	8,077	(3.5)%
Total Operating Revenues	40,950	44,957	(8.9)%	83,729	89,784	(6.7)%

Operating Expenses
Cost of revenues
Equipment	3,978	4,061	(2.0)%	8,070	8,563	(5.8)%
Broadcast, programming and operations	5,889	7,730	(23.8)%	12,643	15,382	(17.8)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,116	8,721	(6.9)%	16,458	17,306	(4.9)%
Selling, general and administrative	9,831	9,844	(0.1)%	18,591	19,493	(4.6)%
Impairments	2,319	-	-%	2,442	-	-%
Depreciation and amortization	7,285	7,101	2.6%	14,507	14,307	1.4%
Total Operating Expenses	37,418	37,457	(0.1)%	72,711	75,051	(3.1)%
Operating Income	3,532	7,500	(52.9)%	11,018	14,733	(25.2)%
Interest Expense	2,041	2,149	(5.0)%	4,059	4,290	(5.4)%
Equity in Net Income (Loss) of Affiliates	(10)	40	-%	(16)	33	-%
Other Income (Expense) - Net	1,017	(318)	-%	1,820	(32)	-%
Income Before Income Taxes	2,498	5,073	(50.8)%	8,763	10,444	(16.1)%
Income Tax Expense	935	1,099	(14.9)%	2,237	2,122	5.4%
Net Income	1,563	3,974	(60.7)%	6,526	8,322	(21.6)%
Less: Net Income Attributable to Noncontrolling Interest	(282)	(261)	(8.0)%	(635)	(513)	(23.8)%
Net Income Attributable to AT&T	$1,281	$3,713	(65.5)%	$5,891	$7,809	(24.6)%
Less: Preferred Stock Dividends	(52)	-	-%	(84)	-	-%
Net Income Attributable to Common Stock	$1,229	$3,713	(66.9)%	$5,807	$7,809	(25.6)%

Basic Earnings Per Share Attributable to Common Stock	$0.17	$0.51	(66.7)%	$0.81	$1.06	(23.6)%
Weighted Average Common Shares Outstanding (000,000)	7,145	7,323	(2.4)%	7,166	7,318	(2.1)%
Diluted Earnings Per Share Attributable to Common Stock	$0.17	$0.51	(66.7)%	$0.81	$1.06	(23.6)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,170	7,353	(2.5)%	7,192	7,347	(2.1)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Jun. 30,	Dec. 31,
	2020	2019
Assets
Current Assets
Cash and cash equivalents	$16,941	$12,130
Accounts receivable - net of related allowances for credit loss of $1,606 and $1,235	19,127	22,636
Prepaid expenses	1,439	1,631
Other current assets	19,048	18,364
Total current assets	56,555	54,761
Noncurrent Inventories and Theatrical Film and Television Production Costs	14,514	12,434
Property, Plant and Equipment – Net	128,945	130,128
Goodwill	143,651	146,241
Licenses – Net	98,763	97,907
Trademarks and Trade Names – Net	23,757	23,567
Distribution Networks – Net	14,704	15,345
Other Intangible Assets – Net	18,452	20,798
Investments in and Advances to Equity Affiliates	2,302	3,695
Operating Lease Right-of-Use Assets	24,692	24,039
Other Assets	21,563	22,754
Total Assets	$547,898	$551,669

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$15,576	$11,838
Accounts payable and accrued liabilities	41,881	45,956
Advanced billings and customer deposits	5,723	6,124
Accrued taxes	2,548	1,212
Dividends payable	3,741	3,781
Total current liabilities	69,469	68,911
Long-Term Debt	153,388	151,309
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,387	59,502
Postemployment benefit obligation	18,167	18,788
Operating lease liabilities	22,230	21,804
Other noncurrent liabilities	32,804	29,421
Total deferred credits and other noncurrent liabilities	131,588	129,515
Stockholders’ Equity
Preferred stock	-	-
Common stock	7,621	7,621
Additional paid-in capital	130,046	126,279
Retained earnings	56,045	57,936
Treasury stock	(17,945)	(13,085)
Accumulated other comprehensive income	129	5,470
Noncontrolling interest	17,557	17,713
Total stockholders’ equity	193,453	201,934
Total Liabilities and Stockholders' Equity	$547,898	$551,669

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2020	2019
Operating Activities
Net income	$6,526	$8,322
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,507	14,307
Amortization of film and television costs	3,985	5,199
Undistributed earnings from investments in equity affiliates	64	76
Provision for uncollectible accounts	1,199	1,216
Deferred income tax expense (benefit)	653	1,080
Net (gain) loss on assets, net of impairments	(705)	(905)
Pension and postiretirement benefit expense (credit)	(1,495)	(808)
Actuarial (gain) loss on pension and postretirement benefits	-	2,131
Asset abandonments and impairments	2,442	-
Changes in operating assets and liabilities:
Receivables	2,522	3,584
Other current assets, inventories and theatrical film and television production costs	(5,592)	(5,422)
Accounts payable and other accrued liabilities	(3,847)	(3,056)
Equipment installment receivables and related sales	226	1,144
Deferred customer contract acquisition and fulfillment costs	322	(614)
Postretirement claims and contributions	(228)	(424)
Other - net	346	(494)
Total adjustments	14,399	17,014
Net Cash Provided by Operating Activities	20,925	25,336

Investing Activities
Capital expenditures:
Purchase of property and equipment	(9,372)	(10,542)
Interest during construction	(60)	(112)
Acquisitions, net of cash acquired	(1,174)	(320)
Dispositions	347	3,593
(Purchases), sales and settlement of securities and investments, net	47	396
Advances to and investments in equity affiliates, net	(66)	(314)
Net Cash Used in Investing Activities	(10,278)	(7,299)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	498	119
Issuance of other short-term borrowings	8,440	3,067
Repayment of other short-term borrowings	(5,975)	(3,148)
Issuance of long-term debt	21,060	10,030
Repayment of long-term debt	(17,284)	(16,124)
Payment of vendor financing	(1,354)	(1,836)
Issuance of preferred stock	3,869	-
Purchase of treasury stock	(5,480)	(240)
Issuance of treasury stock	84	455
Dividends paid	(7,474)	(7,436)
Other	(2,295)	330
Net Cash Used in Financing Activities	(5,911)	(14,783)
Net increase (decrease) in cash and cash equivalents and restricted cash	4,736	3,254
Cash and cash equivalents and restricted cash beginning of year	12,295	5,400
Cash and Cash Equivalents and Restricted Cash End of Period	$17,031	$8,654

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Capital expenditures
Purchase of property and equipment	$4,434	$5,421	(18.2)%	$9,372	$10,542	(11.1)%
Interest during construction	32	51	(37.3)%	60	112	(46.4)%
Total Capital Expenditures	$4,466	$5,472	(18.4)%	$9,432	$10,654	(11.5)%

Dividends Declared per Common Share	$0.52	$0.51	2.0%	$1.04	$1.02	2.0%

End of Period Common Shares Outstanding (000,000)				7,125	7,305	(2.5)%
Debt Ratio				46.6%	46.8%	(20)	BP
Total Employees				243,350	257,790	(5.6)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2020	2019	Change
Broadband Connections
IP				14,548	14,860	(2.1)%
DSL				653	838	(22.1)%
Total Broadband Connections				15,201	15,698	(3.2)%

Voice Connections
Network Access Lines				7,878	9,207	(14.4)%
U-verse VoIP Connections				4,058	4,766	(14.9)%
Total Retail Voice Connections				11,936	13,973	(14.6)%

	Second Quarter		Percent	Six-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Broadband Net Additions
IP	(79)	8	-	(111)	108	-%
DSL	(35)	(47)	25.5	(77)	(111)	30.6%
Total Broadband Net Additions	(114)	(39)	-	(188)	(3)	-%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Mobility	$17,149	$17,292	(0.8)%	$34,551	$34,655	(0.3)%
Entertainment Group	10,069	11,368	(11.4)%	20,584	22,696	(9.3)%
Business Wireline	6,374	6,607	(3.5)%	12,706	13,085	(2.9)%
Total Segment Operating Revenues	33,592	35,267	(4.7)%	67,841	70,436	(3.7)%

Segment Operating Contribution
Mobility	5,805	5,767	0.7%	11,593	11,076	4.7%
Entertainment Group	1,030	1,514	(32.0)%	2,365	2,992	(21.0)%
Business Wireline	1,277	1,390	(8.1)%	2,357	2,614	(9.8)%
Total Segment Operating Contribution	$8,112	$8,671	(6.4)%	$16,315	$16,682	(2.2)%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Service	$13,669	$13,824	(1.1)%		$27,637	$27,453	0.7%
Equipment	3,480	3,468	0.3%		6,914	7,202	(4.0)%
Total Operating Revenues	17,149	17,292	(0.8)%		34,551	34,655	(0.3)%

Operating Expenses
Operations and support	9,332	9,522	(2.0)%		18,901	19,563	(3.4)%
Depreciation and amortization	2,012	2,003	0.4%		4,057	4,016	1.0%
Total Operating Expenses	11,344	11,525	(1.6)%		22,958	23,579	(2.6)%
Operating Income	5,805	5,767	0.7%		11,593	11,076	4.7%
Equity in Net Income (Loss) of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$5,805	$5,767	0.7%		$11,593	$11,076	4.7%

Operating Income Margin	33.9%	33.4%	50	BP	33.6%	32.0%	160	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2020	2019	Change
Mobility Subscribers
Postpaid					74,919	75,478	(0.7)%
Prepaid					18,008	17,434	3.3%
Reseller					6,718	7,323	(8.3)%
Connected Devices					71,762	58,387	22.9%
Total Mobility Subscribers[1]					171,407	158,622	8.1%

	Second Quarter				Six-Month Period		Percent
	2020	2019			2020	2019	Change
Mobility Net Additions
Postpaid Phone Net Additions	(151)	74	-%		12	153	(92.2)%
Total Phone Net Additions	(16)	357	-%		104	525	(80.2)%

Postpaid	(154)	(146)	(5.5)%		(127)	(353)	64.0%
Prepaid	165	341	(51.6)%		120	442	(72.9)%
Reseller	(58)	(204)	71.6%		(248)	(446)	44.4%
Connected Devices	2,255	3,959	(43.0)%		5,773	7,047	(18.1)%
Total Mobility Net Additions[1]	2,208	3,950	(44.1)%		5,518	6,690	(17.5)%

Postpaid Churn[1]	1.05%	1.07%	(2)	BP	1.06%	1.12%	(6)	BP
Postpaid Phone-Only Churn[1]	0.84%	0.86%	(2)	BP	0.85%	0.89%	(4)	BP
[1]	The second quarter and six-month period ended June 30, 2020, excludes 466 (338 phone) and 521 (382 phone) customers, respectively, who we have agreed not to terminate service under the FCC’s “Keep Americans Connected Pledge.”

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on video distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Video entertainment	$6,976	$8,035	(13.2)%		$14,371	$16,109	(10.8)%
High-speed internet	2,092	2,109	(0.8)%		4,201	4,179	0.5%
Legacy voice and data services	560	658	(14.9)%		1,141	1,341	(14.9)%
Other service and equipment	441	566	(22.1)%		871	1,067	(18.4)%
Total Operating Revenues	10,069	11,368	(11.4)%		20,584	22,696	(9.3)%

Operating Expenses
Operations and support	7,730	8,515	(9.2)%		15,621	17,042	(8.3)%
Depreciation and amortization	1,309	1,339	(2.2)%		2,598	2,662	(2.4)%
Total Operating Expenses	9,039	9,854	(8.3)%		18,219	19,704	(7.5)%
Operating Income	1,030	1,514	(32.0)%		2,365	2,992	(21.0)%
Equity in Net Income (Loss) of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$1,030	$1,514	(32.0)%		$2,365	$2,992	(21.0)%

Operating Income Margin	10.2%	13.3%	(310)	BP	11.5%	13.2%	(170)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2020	2019	Change
Video Connections
Premium TV					17,690	21,581	(18.0)%
AT&T TV Now					720	1,340	(46.3)%
Total Video Connections					18,410	22,921	(19.7)%

Total Broadband Connections					13,944	14,420	(3.3)%
Fiber Broadband Connections					4,321	3,378	27.9%

Voice Connections
Retail Consumer Switched Access Lines					3,096	3,630	(14.7)%
U-verse Consumer VoIP Connections					3,480	4,211	(17.4)%
Total Retail Consumer Voice Connections[1]					6,576	7,841	(16.1)%

	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Video Net Additions
Premium TV1	(886)	(778)	(13.9)%		(1,783)	(1,322)	(34.9)%
AT&T TV Now	(68)	(168)	59.5%		(206)	(251)	17.9%
Total Video Net Additions[1]	(954)	(946)	(0.8)%		(1,989)	(1,573)	(26.4)%

Broadband Net Additions
Net Broadband Net Additions[1]	(102)	(34)	-%		(175)	11	-%
Fiber Broadband Net Additions	225	318	(29.2)%		434	615	(29.4)%

[1]	The second quarter and six-month period ended June 30, 2020, excludes 91 and 157 premium TV and 159 and 194 broadband connections, respectively, who we have agreed not to terminate service under the FCC's "Keep Americans Connected Pledge."

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Strategic and managed services	$3,943	$3,834	2.8%		$7,822	$7,613	2.7%
Legacy voice and data services	2,067	2,324	(11.1)%		4,196	4,721	(11.1)%
Other service and equipment	364	449	(18.9)%		688	751	(8.4)%
Total Operating Revenues	6,374	6,607	(3.5)%		12,706	13,085	(2.9)%

Operating Expenses
Operations and support	3,779	3,975	(4.9)%		7,730	8,007	(3.5)%
Depreciation and amortization	1,318	1,242	6.1%		2,619	2,464	6.3%
Total Operating Expenses	5,097	5,217	(2.3)%		10,349	10,471	(1.2)%
Operating Income	1,277	1,390	(8.1)%		2,357	2,614	(9.8)%
Equity in Net Income (Loss) of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$1,277	$1,390	(8.1)%		$2,357	$2,614	(9.8)%

Operating Income Margin	20.0%	21.0%	(100)	BP	18.6%	20.0%	(140)	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Results have been recast to conform to the current period's classification of consumer and business wireless subscribers.

Business Solutions Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Wireless service	$1,884	$1,881	0.2%		$3,833	$3,658	4.8%
Strategic and managed services	3,943	3,834	2.8%		7,822	7,613	2.7%
Legacy voice and data services	2,067	2,324	(11.1)%		4,196	4,721	(11.1)%
Other service and equipment	364	449	(18.9)%		688	751	(8.4)%
Wireless equipment	585	617	(5.2)%		1,295	1,207	7.3%
Total Operating Revenues	8,843	9,105	(2.9)%		17,834	17,950	(0.6)%

Operating Expenses
Operations and support	5,424	5,512	(1.6)%		11,134	11,126	0.1%
Depreciation and amortization	1,637	1,545	6.0%		3,262	3,070	6.3%
Total Operating Expenses	7,061	7,057	0.1%		14,396	14,196	1.4%
Operating Income	1,782	2,048	(13.0)%		3,438	3,754	(8.4)%
Equity in Net Income (Loss) of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$1,782	$2,048	(13.0)%		$3,438	$3,754	(8.4)%

Operating Income Margin	20.2%	22.5%	(230)	BP	19.3%	20.9%	(160)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally, and also includes our Xandr business, which utilizes data analytics to provide targeted advertising services. Results from Turner, Home Box Office and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN), Otter Media Holdings and Xandr in the WarnerMedia segment. All previously reported periods have been recast to include Xandr, which was a separate reportable segment prior to the second quarter of 2020.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Turner	$2,988	$3,410	(12.4)%	$6,150	$6,853	(10.3)%
HBO	1,627	1,716	(5.2)%	3,124	3,226	(3.2)%
Warner Bros.	3,256	3,389	(3.9)%	6,496	6,907	(6.0)%
Eliminations and other	(1,057)	320	-%	(1,108)	654	-%
Total Segment Operating Revenues	6,814	8,835	(22.9)%	14,662	17,640	(16.9)%

Cost of revenues
Turner	965	1,796	(46.3)%	2,285	3,476	(34.3)%
HBO	1,095	839	30.5%	1,911	1,509	26.6%
Warner Bros.	2,233	2,492	(10.4)%	4,579	4,922	(7.0)%
Selling, general and administrative	1,324	1,344	(1.5)%	2,788	2,716	2.7%
Eliminations and other	(883)	(35)	-%	(1,142)	(34)	-%
Depreciation and amortization	167	104	60.6%	330	260	26.9%
Total Operating Expenses	4,901	6,540	(25.1)%	10,751	12,849	(16.3)%
Operating Income	1,913	2,295	(16.6)%	3,911	4,791	(18.4)%
Equity in Net Income of Affiliates	4	55	(92.7)%	19	122	(84.4)%
Total Segment Operating Contribution	$1,917	$2,350	(18.4)%	$3,930	$4,913	(20.0)%

Turner

Turner creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Subscription	$1,804	$1,943	(7.2)%		$3,853	$3,908	(1.4)%
Advertising	796	1,266	(37.1)%		1,753	2,527	(30.6)%
Content and other	388	201	93.0%		544	418	30.1%
Total Operating Revenues	2,988	3,410	(12.4)%		6,150	6,853	(10.3)%

Operating Expenses
Cost of revenues	965	1,796	(46.3)%		2,285	3,476	(34.3)%
Selling, general and administrative	382	421	(9.3)%		772	877	(12.0)%
Depreciation and amortization	69	39	76.9%		138	99	39.4%
Total Operating Expenses	1,416	2,256	(37.2)%		3,195	4,452	(28.2)%
Operating Income	1,572	1,154	36.2%		2,955	2,401	23.1%
Equity in Net Income of Affiliates	-	11	-%		6	36	(83.3)%
Operating Contribution	$1,572	$1,165	34.9%		$2,961	$2,437	21.5%

Operating Income Margin	52.6%	33.8%	1,880	BP	48.0%	35.0%	1,300	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment.

Home Box Office Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Subscription	$1,441	$1,516	(4.9)%		$2,779	$2,850	(2.5)%
Content and other	186	200	(7.0)%		345	376	(8.2)%
Total Operating Revenues	1,627	1,716	(5.2)%		3,124	3,226	(3.2)%

Operating Expenses
Cost of revenues	1,095	839	30.5%		1,911	1,509	26.6%
Selling, general and administrative	394	292	34.9%		631	543	16.2%
Depreciation and amortization	25	12	-%		46	34	35.3%
Total Operating Expenses	1,514	1,143	32.5%		2,588	2,086	24.1%
Operating Income	113	573	(80.3)%		536	1,140	(53.0)%
Equity in Net Income (Loss) of Affiliates	(5)	15	-%		15	30	(50.0)%
Operating Contribution	$108	$588	(81.6)%		$551	$1,170	(52.9)%

Operating Income Margin	6.9%	33.4%	(2,650)	BP	17.2%	35.3%	(1,810)	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Theatrical product	$1,029	$1,527	(32.6)%		$2,135	$3,033	(29.6)%
Television product	1,876	1,310	43.2%		3,645	2,923	24.7%
Video games and other	351	552	(36.4)%		716	951	(24.7)%
Total Operating Revenues	3,256	3,389	(3.9)%		6,496	6,907	(6.0)%

Operating Expenses
Cost of revenues	2,233	2,492	(10.4)%		4,579	4,922	(7.0)%
Selling, general and administrative	350	426	(17.8)%		954	915	4.3%
Depreciation and amortization	40	31	29.0%		81	83	(2.4)%
Total Operating Expenses	2,623	2,949	(11.1)%		5,614	5,920	(5.2)%
Operating Income	633	440	43.9%		882	987	(10.6)%
Equity in Net Income (Loss) of Affiliates	(19)	-	-%		(27)	6	-%
Operating Contribution	$614	$440	39.5%		$855	$993	(13.9)%

Operating Income Margin	19.4%	13.0%	640	BP	13.6%	14.3%	(70)	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Vrio	$752	$1,032	(27.1)%	$1,639	$2,099	(21.9)%
Mexico	480	725	(33.8)%	1,183	1,376	(14.0)%
Total Segment Operating Revenues	1,232	1,757	(29.9)%	2,822	3,475	(18.8)%

Segment Operating Contribution
Vrio	(28)	(2)	-%	(67)	30	-%
Mexico	(173)	(207)	16.4%	(318)	(412)	22.8%
Total Segment Operating Contribution	$(201)	$(209)	3.8%	$(385)	$(382)	(0.8)%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues	$752	$1,032	(27.1)%		$1,639	$2,099	(21.9)%

Operating Expenses
Operations and support	661	881	(25.0)%		1,444	1,747	(17.3)%
Depreciation and amortization	127	165	(23.0)%		274	334	(18.0)%
Total Operating Expenses	788	1,046	(24.7)%		1,718	2,081	(17.4)%
Operating Income	(36)	(14)	-%		(79)	18	-%
Equity in Net Income of Affiliates	8	12	(33.3)%		12	12	-%
Operating Contribution	$(28)	$(2)	-%		$(67)	$30	-%

Operating Income Margin	(4.8)%	(1.4)%	(340)	BP	(4.8)%	0.9%	(570)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2020	2019	Change
Vrio Video Subscribers					10,664	13,473	(20.8)%

	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Vrio Video Net Additions[1]	(312)	(111)	-%		(426)	(143)	-%

[1]						The second-quarter and six-month period ended June 30, 2020, exclude the impact of 2.2 million subscriber disconnections resulting from the closure of our DIRECTV operations in Venezuela.

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Operating Revenues
Wireless service	$345	$479	(28.0)%		$812	$921	(11.8)%
Wireless equipment	135	246	(45.1)%		371	455	(18.5)%
Total Operating Revenues	480	725	(33.8)%		1,183	1,376	(14.0)%

Operating Expenses
Operations and support	538	813	(33.8)%		1,252	1,538	(18.6)%
Depreciation and amortization	115	119	(3.4)%		249	250	(0.4)%
Total Operating Expenses	653	932	(29.9)%		1,501	1,788	(16.1)%
Operating Income (Loss)	(173)	(207)	16.4%		(318)	(412)	22.8%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$(173)	$(207)	16.4%		$(318)	$(412)	22.8%

Operating Income Margin	(36.0)%	(28.6)%	(740)	BP	(26.9)%	(29.9)%	300	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2020	2019	Change
Mexico Wireless Subscribers
Postpaid					4,771	5,489	(13.1)%
Prepaid					12,777	12,180	4.9%
Reseller					425	352	20.7%
Total Mexico Wireless Subscribers					17,973	18,021	(0.3)%

	Second Quarter		Percent		Six-Month Period		Percent
	2020	2019	Change		2020	2019	Change
Mexico Wireless Net Additions[1]
Postpaid	(191)	(153)	(24.8)%		(332)	(222)	(49.5)%
Prepaid	(915)	401	-%		(807)	515	-%
Reseller	21	51	(58.8)%		53	99	(46.5)%
Total Mexico Wireless Net Additions	(1,085)	299	-%		(1,086)	392	-%

[1]						The second-quarter and six-month period ended June 30, 2020, exclude the impact of 101 subscriber disconnections resulting from conforming our policy on reporting of fixed wireless resellers.

Supplemental AT&T Advertising Revenues

As a supplemental presentation, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets.

Advertising Revenues
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Operating Revenues
Turner	$796	$1,266	(37.1)%	$1,753	$2,527	(30.6)%
Entertainment Group	294	399	(26.3)%	707	749	(5.6)%
Xandr	362	485	(25.4)%	851	911	(6.6)%
Other	75	90	(16.7)%	173	175	(1.1)%
Eliminations	(294)	(399)	26.3%	(707)	(749)	5.6%
Total Advertising Revenues	$1,233	$1,841	(33.0)%	$2,777	$3,613	(23.1)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,149	$9,332	$7,817	$2,012	$5,805	$-	$5,805
Entertainment Group	10,069	7,730	2,339	1,309	1,030	-	1,030
Business Wireline	6,374	3,779	2,595	1,318	1,277	-	1,277
Total Communications	33,592	20,841	12,751	4,639	8,112	-	8,112
WarnerMedia
Turner	2,988	1,347	1,641	69	1,572	-	1,572
Home Box Office	1,627	1,489	138	25	113	(5)	108
Warner Bros.	3,256	2,583	673	40	633	(19)	614
Eliminations and other	(1,057)	(685)	(372)	33	(405)	28	(377)
Total WarnerMedia	6,814	4,734	2,080	167	1,913	4	1,917
Latin America
Vrio	752	661	91	127	(36)	8	(28)
Mexico	480	538	(58)	115	(173)	-	(173)
Total Latin America	1,232	1,199	33	242	(209)	8	(201)
Segment Total	41,638	26,774	14,864	5,048	9,816	$12	$9,828
Corporate and Other
Corporate	437	933	(496)	93	(589)
Acquisition-related items	-	211	(211)	2,145	(2,356)
Certain significant items	-	3,084	(3,084)	-	(3,084)
Eliminations and consolidations	(1,125)	(869)	(256)	(1)	(255)
AT&T Inc.	$40,950	$30,133	$10,817	$7,285	$3,532

June 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,292	$9,522	$7,770	$2,003	$5,767	$-	$5,767
Entertainment Group	11,368	8,515	2,853	1,339	1,514	-	1,514
Business Wireline	6,607	3,975	2,632	1,242	1,390	-	1,390
Total Communications	35,267	22,012	13,255	4,584	8,671	-	8,671
WarnerMedia
Turner	3,410	2,217	1,193	39	1,154	11	1,165
Home Box Office	1,716	1,131	585	12	573	15	588
Warner Bros.	3,389	2,918	471	31	440	-	440
Eliminations and other	320	170	150	22	128	29	157
Total WarnerMedia	8,835	6,436	2,399	104	2,295	55	2,350
Latin America
Vrio	1,032	881	151	165	(14)	12	(2)
Mexico	725	813	(88)	119	(207)	-	(207)
Total Latin America	1,757	1,694	63	284	(221)	12	(209)
Segment Total	45,859	30,142	15,717	4,972	10,745	$67	$10,812
Corporate and Other
Corporate	450	765	(315)	170	(485)
Acquisition-related items	(30)	316	(346)	1,960	(2,306)
Certain significant items	-	94	(94)	-	(94)
Eliminations and consolidations	(1,322)	(961)	(361)	(1)	(360)
AT&T Inc.	$44,957	$30,356	$14,601	$7,101	$7,500

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$34,551	$18,901	$15,650	$4,057	$11,593	$-	$11,593
Entertainment Group	20,584	15,621	4,963	2,598	2,365	-	2,365
Business Wireline	12,706	7,730	4,976	2,619	2,357	-	2,357
Total Communications	67,841	42,252	25,589	9,274	16,315	-	16,315
WarnerMedia
Turner	6,150	3,057	3,093	138	2,955	6	2,961
Home Box Office	3,124	2,542	582	46	536	15	551
Warner Bros.	6,496	5,533	963	81	882	(27)	855
Eliminations and other	(1,108)	(711)	(397)	65	(462)	25	(437)
Total WarnerMedia	14,662	10,421	4,241	330	3,911	19	3,930
Latin America
Vrio	1,639	1,444	195	274	(79)	12	(67)
Mexico	1,183	1,252	(69)	249	(318)	-	(318)
Total Latin America	2,822	2,696	126	523	(397)	12	(385)
Segment Total	85,325	55,369	29,956	10,127	19,829	$31	$19,860
Corporate and Other
Corporate	825	1,807	(982)	180	(1,162)
Acquisition-related items	-	393	(393)	4,201	(4,594)
Certain significant items	-	2,426	(2,426)	-	(2,426)
Eliminations and consolidations	(2,421)	(1,791)	(630)	(1)	(629)
AT&T Inc.	$83,729	$58,204	$25,525	$14,507	$11,018

June 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$34,655	$19,563	$15,092	$4,016	$11,076	$-	$11,076
Entertainment Group	22,696	17,042	5,654	2,662	2,992	-	2,992
Business Wireline	13,085	8,007	5,078	2,464	2,614	-	2,614
Total Communications	70,436	44,612	25,824	9,142	16,682	-	16,682
WarnerMedia
Turner	6,853	4,353	2,500	99	2,401	36	2,437
Home Box Office	3,226	2,052	1,174	34	1,140	30	1,170
Warner Bros.	6,907	5,837	1,070	83	987	6	993
Eliminations and other	654	347	307	44	263	50	313
Total WarnerMedia	17,640	12,589	5,051	260	4,791	122	4,913
Latin America
Vrio	2,099	1,747	352	334	18	12	30
Mexico	1,376	1,538	(162)	250	(412)	-	(412)
Total Latin America	3,475	3,285	190	584	(394)	12	(382)
Segment Total	91,551	60,486	31,065	9,986	21,079	$134	$21,213
Corporate and Other
Corporate	883	1,426	(543)	374	(917)
Acquisition-related items	(72)	389	(461)	3,948	(4,409)
Certain significant items	-	342	(342)	-	(342)
Eliminations and consolidations	(2,578)	(1,899)	(679)	(1)	(678)
AT&T Inc.	$89,784	$60,744	$29,040	$14,307	$14,733